UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2018

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Comfort Systems USA, Inc. (the “Company”) dated August 10, 2018 announcing that the Company’s Board of Directors has approved an amendment to the Company’s stock repurchase program to increase the shares authorized and remaining as available to purchase back up to 1,000,000 shares by authorizing the Company to acquire up to 670,916 additional shares of its outstanding common stock.  The Company’s existing stock repurchase program had previously authorized the repurchase of up to 8,112,493 shares of the Company’s outstanding common stock.

Through August 9, 2018, the Company repurchased 7,783,409 shares of the Company’s common stock at an aggregate price of $112,102,830.  This extension of the stock repurchase program will “top off” the plan and permit the Company to repurchase up to an additional 1,000,000 shares of its currently outstanding common stock beyond what had already been purchased as of August 9, 2018.

The share repurchases will be made from time to time at the Company’s discretion in the open market or privately negotiated transactions as permitted by securities laws and other legal requirements, and subject to market conditions and other factors.  The Company expects that the share repurchases will be financed with available cash.  The Company’s Board of Directors may modify, suspend, extend or terminate the program at any time.

ITEM 9.01                                  Financial Statements and Exhibits

The following Exhibits are included herein:

Exhibit 99.1 Press Release of Comfort Systems USA, Inc. dated August 10, 2018 announcing that the Company’s Board of Directors has approved an amended stock repurchase program.

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release of Comfort Systems USA, Inc. dated August 10, 2018 announcing that the Company’s Board of Directors has approved an amended stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

	By:	/s/ Trent T. McKenna
Trent T. McKenna, Senior Vice President
and General Counsel

Date: August 10, 2018